Leases: Right-of-use assets and lease obligations - Summary of Amounts Recognized in Consolidated Statements of Loss and Comprehensive Loss Related to Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Presentation of leases for lessee [abstract]
Depreciation charge on right-of-use assets	$ 2,870	$ 3,778
Interest expense on lease obligations	394	476
Income from sub-leasing right-of-use assets	(244)	(90)
Expenses relating to leases of low-value assets	$ 1,050	$ 99